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                                                Filed Pursuant to Rule 497(e)
                                                Registration File No.: 33-53955



                       SUPPLEMENT TO THE PROSPECTUS OF
                       DEAN WITTER MID-CAP GROWTH FUND
                             DATED JULY 22, 1996

   The last four sentences of the first paragraph under the subsection entitled "Portfolio Management" under the section of the Prospectus entitled "INVESTMENT OBJECTIVE AND POLICIES" are hereby replaced by the following:

      The Fund is managed within InterCapital's Growth Group, which manages 27 funds and fund portfolios with approximately $12.1 billion in assets at December 31, 1996. Kirk Balzer, Vice President of InterCapital, a member of InterCapital's Growth Group, has been a primary portfolio manager of the Fund since April 1996 and has been the sole primary portfolio manager of the Fund since December 1996. Prior to joining InterCapital in April 1996, Mr. Balzer was a portfolio manager at Chancellor Capital Management (July 1994-March 1996) and GT Capital Management (June 1992-July 1994) and prior thereto was a graduate student at the University of Chicago.

January 2, 1997